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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement of Northern States Power Company (Wisconsin) (the Company) on Form S-3 of our report dated February 1, 1999 relating to the financial statements, which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PRICE WATERHOUSE LLP

Minneapolis, Minnesota
August 13, 1999